UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): July 21, 2021

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40620	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 880-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BLDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Notes Offering

On July 21, 2021, Builders FirstSource, Inc. (“Builders FirstSource” or the “Company”) issued a press release to announce that it intends, subject to market and other conditions, to offer (the “Offering”) $800 million aggregate principal amount of senior unsecured notes due 2032 (the “Notes”) as set forth in a preliminary offering memorandum dated July 21, 2021.

Any Notes issued in connection with the Offering would be issued in a private transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to persons reasonably believed to be “qualified institutional buyers,” as defined in and in accordance with Rule 144A under the Securities Act, and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. Accordingly, the Notes and the related guarantees will not be registered under the Securities Act and the Notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. This Current Report is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

A copy of the press release issued by the Company announcing the launch of the offering of the Notes is filed as Exhibit 99.1 hereto.

Certain Preliminary Financial Information for the Three Months Ended June 30, 2021

The Company is in the process of finalizing its financial results for the quarter ended June 30, 2021. Based on available information to date, the Company expects to report net sales of $5,500 million to $5,600 million for the three-month period ended June 30, 2021. The Company expects to report Adjusted EBITDA of $820 million to $850 million for the three months ended June 30, 2021. For a definition of Adjusted EBITDA, an explanation of the reasons our management uses this measure and a discussion of certain of its limitations, see the earnings releases attached to our Current Reports filed with the SEC on February 26, 2021 and May 6, 2021.

Additionally, the Company estimates that, as of June 30, 2021, long-term debt and lease obligations totaled approximately $1,981.0 million, net of approximately $90.3 million of cash and cash equivalents, as compared to long-term debt and lease obligations of approximately $1,669.8 million, net of approximately $19.1 million of cash and cash equivalents, as of March 31, 2021. The increase in long-term debt and lease obligations was driven by borrowings of $611.0 million under the Company’s ABL facility as of June 30, 2021.

This information is based upon our estimates and currently available information, and is subject to revision as a result of, among other things, the completion of our financial closing procedures, the completion of our financial statements for such period and the completion of other operational procedures. Any such change may potentially be material. Readers should exercise caution in relying on this information and should draw no inferences from this information regarding financial or operating data not provided. The Company cannot assure you that these preliminary results will not differ materially from the information reflected in our financial statements for such period when they have been finalized.

Forward-Looking Statements

Statements in this Current Report that are not purely historical facts or that necessarily depend upon future events, including statements about expected market share gains, forecasted financial performance or other statements about anticipations, beliefs, expectations, hopes, synergies, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. As with the forward-looking statements included in this release, these forward-looking statements are by nature inherently uncertain, and actual results may differ materially as a result of many factors. All forward-looking statements are based upon information available to Builders FirstSource on the date this release was submitted. Builders FirstSource undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the recent novel coronavirus disease 2019 (also known as “COVID-19”) pandemic, the Company’s merger with BMC, the Company’s growth strategies, including gaining market share, or the Company’s revenues and operating results being highly dependent on, among other things, the homebuilding industry, lumber prices and the economy. Builders FirstSource may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Builders FirstSource’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) and in the other reports filed by the Company with the SEC. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is included as part of this Current Report:

Exhibit Number	Description

99.1	Press release announcing the launch of the notes offering, dated July 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
(Registrant)

By:	/s/ Timothy D. Johnson
Name:	Timothy D. Johnson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: July 21, 2021